SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K/A (Amendment No.1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 20, 2001
                                                  ..............

RAYMOND JAMES FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

             Florida                   1-9109                No. 59-1517485
................................     ............          ....................
 (State or other jurisdiction of     (Commission           (I.R.S. Employer
  incorporation or organization)      File Number)          Identification No.)

880 Carillon Parkway, St. Petersburg, Florida  33716
........................................................
(Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code (727) 573-3800
                                                    ..............

_____________________________________________________________

(Former name or former address, if changed since last report.

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

  On April 20, 2001, Raymond James Financial, Inc. ("Raymond James" or the Registrant") engaged the accounting firm of KPMG LLP as independent public accountants for the Registrant for the fiscal year ending September 28, 2001. PricewaterhouseCoopers LLP ("PwC") was dismissed on April 20, 2001 effective upon completion of certain services to be rendered in connection with the registrant's Form 10-Q for the quarter ended March 30, 2001, which was filed on May 14, 2001. The change was recommended by management and approved by Raymond James' Audit Committee and will be submitted for ratification by its Board of Directors.

  In connection with its audits for the two most recent fiscal years and through May 14, 2001 there were no disagreements with PwC on any matter of accounting principle or practice, financial statement disclosure, auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their report on the financial statements for such years, nor where there any reportable events.

  The reports of PwC on the financial statements of the Registrant for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

  The Registrant has not consulted with KPMG LLP during the last two years or subsequent interim periods on either the application of accounting principles to a specified transaction either completed or proposed or the type of audit opinion KPMG LLP might issue on the Registrant's financial statements, except with respect to services rendered by KPMG as the auditor of the financial statements of Raymond James Bank during this period.

  The Registrant has requested that PwC furnish a letter addressed to the SEC stating whether or not PwC agrees with the above statements. A copy of such letter to the SEC, dated May 15, 2001, is filed as Exhibit 1 to this Form 8-K.

ITEM 7. EXHIBITS

Exhibit 1 - Letter of PricewaterhouseCoopers LLP regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

May 15, 2001
        (Date)

RAYMOND JAMES FINANCIAL, INC.

BY: /s/ Thomas A. James
        Thomas A. James
       Chairman and Chief
       Executive Officer

BY: /s/ Jeffrey P. Julien
        Jeffrey P. Julien
    Senior Vice President - Finance
      and Chief Financial Officer

May 15, 2001

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Commissioners:

We have read the statements made by Raymond James Financial, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K/A report dated April 20, 2001. We agree with the statements concerning our Firm in such Form 8-K/A.

Very truly yours,

PricewaterhouseCoopers LLP